[DECHERT LOGO]	1775 I Street, N.W. Washington, DC 20006-2401 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com

June 16, 2006

Board of Directors
Security Equity Fund
Select 25 Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Board of Directors
Security Equity Fund
Enhanced Index Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Dear Ladies and Gentlemen:

      You have requested our opinion regarding certain federal income tax consequences to the Enhanced Index Fund (the "Acquired Fund"), a separate series of Security Equity Fund, a Kansas corporation (the "Corporation"), to the holders of the shares of beneficial interest (the "shares") of Acquired Fund (the "Acquired Fund Shareholders"), and to the Select 25 Fund (the "Acquiring Fund"), a separate series of Corporation, in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the "Reorganization"), all pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of February 10, 2006 executed by the Corporation on behalf of the Acquired Fund and the Acquiring Fund.

      For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund on April 7, 2006 with the Securities and Exchange Commission, (3) the related Proxy Statement dated April 10, 2006, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquiring Fund, (5) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquired Fund, and (6) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

      This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and the Form N-14 referred to above.

Based upon the foregoing, it is our opinion that:

  The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

  Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares except to the extent that Acquired Fund's assets consist of contracts described in Section 1256(b) of the Code ("Section 1256 Contracts"); Acquired Fund will be required to recognize gain or loss on the transfer of any such Section 1256 Contracts to Acquiring Fund pursuant to the Reorganization as if such Section 1256 Contracts were sold to Acquiring Fund on the effective date of the Reorganization at their fair market value.

  Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

  Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

  The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

  Acquiring Fund's holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

  The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund shares.

  The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund shares surrendered by the Acquired Fund Shareholder in exchange therefor.

  An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

      We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

Dechert LLP

U.S.  Austin  Boston   Charlotte  Harrisburg  Hartford  New York   Newport Beach  Palo Alto  Philadelphia   Princeton
San Francisco  Washington DC   EUROPE  London  Luxembourg  Munich  Paris

[DECHERT LOGO]	1775 I Street, N.W. Washington, DC 20006-2401 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com

June 16, 2006

Board of Directors
Security Equity Fund
Select 25 Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Board of Directors
Security Equity Fund
Large Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Dear Ladies and Gentlemen:

      You have requested our opinion regarding certain federal income tax consequences to the Large Cap Growth Fund (the "Acquired Fund"), a separate series of Security Equity Fund, a Kansas corporation (the "Corporation"), to the holders of the shares of beneficial interest (the "shares") of Acquired Fund (the "Acquired Fund Shareholders"), and to the Select 25 Fund (the "Acquiring Fund"), a separate series of Corporation, in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the "Reorganization"), all pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of February 10, 2006 executed by the Corporation on behalf of the Acquired Fund and the Acquiring Fund.

      For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund on April 7, 2006 with the Securities and Exchange Commission, (3) the related Proxy Statement dated April 10, 2006, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquiring Fund, (5) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquired Fund, and (6) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

      This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and the Form N-14 referred to above.

Based upon the foregoing, it is our opinion that:

  The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

  Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares except to the extent that Acquired Fund's assets consist of contracts described in Section 1256(b) of the Code ("Section 1256 Contracts"); Acquired Fund will be required to recognize gain or loss on the transfer of any such Section 1256 Contracts to Acquiring Fund pursuant to the Reorganization as if such Section 1256 Contracts were sold to Acquiring Fund on the effective date of the Reorganization at their fair market value.

  Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

  Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

  The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

  Acquiring Fund's holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

  The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund shares.

  The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund shares surrendered by the Acquired Fund Shareholder in exchange therefor.

  An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

      We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

Dechert LLP

U.S.  Austin  Boston   Charlotte  Harrisburg  Hartford  New York   Newport Beach  Palo Alto  Philadelphia   Princeton
San Francisco  Washington DC   EUROPE  London  Luxembourg  Munich  Paris

[DECHERT LOGO]	1775 I Street, N.W. Washington, DC 20006-2401 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com

June 16, 2006

Board of Directors
Security Equity Fund
Select 25 Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Board of Directors
Security Equity Fund
Social Awareness Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Dear Ladies and Gentlemen:

      You have requested our opinion regarding certain federal income tax consequences to the Social Awareness Fund (the "Acquired Fund"), a separate series of Security Equity Fund, a Kansas corporation (the "Corporation"), to the holders of the shares of beneficial interest (the "shares") of Acquired Fund (the "Acquired Fund Shareholders"), and to the Select 25 Fund (the "Acquiring Fund"), a separate series of Corporation, in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund Shares") and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the "Reorganization"), all pursuant to the Agreement and Plan of Reorganization (the "Plan") dated as of February 10, 2006 executed by the Corporation on behalf of the Acquired Fund and the Acquiring Fund.

      For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund on April 7, 2006 with the Securities and Exchange Commission, (3) the related Proxy Statement dated April 10, 2006, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquiring Fund, (5) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Corporation on behalf of Acquired Fund, and (6) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

      This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and the Form N-14 referred to above.

Based upon the foregoing, it is our opinion that:

  The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

  Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares except to the extent that Acquired Fund's assets consist of contracts described in Section 1256(b) of the Code ("Section 1256 Contracts"); Acquired Fund will be required to recognize gain or loss on the transfer of any such Section 1256 Contracts to Acquiring Fund pursuant to the Reorganization as if such Section 1256 Contracts were sold to Acquiring Fund on the effective date of the Reorganization at their fair market value.

  Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

  Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares.

  The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

  Acquiring Fund's holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

  The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund shares.

  The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund shares surrendered by the Acquired Fund Shareholder in exchange therefor.

  An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

      We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.

Very truly yours,

Dechert LLP

U.S.  Austin  Boston   Charlotte  Harrisburg  Hartford  New York   Newport Beach  Palo Alto  Philadelphia   Princeton
San Francisco  Washington DC   EUROPE  London  Luxembourg  Munich  Paris